                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549



                                   FORM 8-K
                                CURRENT REPORT



Date of Report (Date of earliest event reported): November 7, 1997



                           TOMORROW'S MORNING, INC.
            (Exact name of registrant as specified in its charter)




        CALIFORNIA                       0-29050                95-4379805
(State or other jurisdiction     (Commission File Number)     (IRS Employer
     of incorporation)                                     Identification No.)


           125 South Barrington Place, Los Angeles, California 90049
                   (Address of principal executive offices)



Registrant's telephone number: (310) 440-2778



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ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S
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         On November 7, 1997, pursuant to the exercise of previously issued stock options, Tomorrow's Morning, Inc. (the "Company") issued an aggregate of 5,448 shares of no par value Common Stock to Vortex Capital Corp. ("Vortex") and Tremont Capital Limited ("Tremont") in a private offering pursuant to Regulation S under the Securities Act of 1933. The securities were sold for an aggregate of $10,977.72 in cash, without payment of any discounts or commissions. The Company issued the shares based on various representations by Vortex and Tremont, including representations that they are not "U.S. persons," as defined in Regulation S, and have satisfied the other requirements for a sale by the Company under Regulation S.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1933, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 10, 1997                 TOMORROW'S MORNING, INC.
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                                         By:/s/Steven Raft
                                            --------------
                                            Steven Raft, Chief Finacial Officer